EXHIBIT 10(o)

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT

AMENDMENT NO. 1 TO 364-DAY CREDIT AGREEMENT (this “Amendment”) dated as of June 26, 2001, is by and between AMERICAN WATER CAPITAL CORP., a Delaware corporation (the “Borrower”); AMERICAN WATER WORKS COMPANY, INC., a Delaware corporation (the “Parent”); each of the Lenders that is a signatory hereto (each individually, a “Lender” and, collectively, the “Lenders”); and FIRST UNION NATIONAL BANK, as Administrative Agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Borrower, the Parent, the Administrative Agent and certain banks and other financial institutions, including certain of the Lenders (collectively, the “Original Lenders”), are parties to a 364-Day Credit Agreement dated as of June 27, 2000 (as in effect on the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower and the Parent have requested that the Termination Date under the Credit Agreement be extended by 364 days;

WHEREAS, the Lenders are willing, on the terms and conditions set forth in this Amendment, to extend the Termination Date with respect to the amounts of their respective Commitments indicated on Schedule 1.01A hereto, in the aggregate Commitment amount of $500,000,000, reduced from the $600,000,000 aggregate Commitment amount, under the Credit Agreement; and

WHEREAS, it is understood and acknowledged by the parties to this Amendment that the Commitments of the Original Lenders who are not Lenders under this Amendment will lapse in accordance with the provisions of the Credit Agreement on the Current Termination Date of June 26, 2001.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1.    Definitions; Incorporation of Recitals.    Except as otherwise defined in this Amendment, terms defined in the Credit Agreement are used herein as defined therein. Each of the above recitals is incorporated herein and made a part hereof.

Section 2.    Amendments.    Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.    General.    References (i) in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder,” “hereof” and words of like import referring to the Credit Agreement), and (ii) in the other Loan Documents to “the Credit Agreement” and the “the Agreement” (and indirect references such as “thereunder,” “thereof” and words of like import referring to the Credit Agreement) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

2.02.    Definitions.    Section 1.01 of the Credit Agreement shall be amended by replacing in their entirety each of the following definitions:

“Lenders” means each of the Lenders identified on the signature pages to Amendment No. 1 to 364-Day Credit Agreement dated June 26, 2001, between the Borrower, the Parent, the Administrative Agent, and the Lenders thereunder, and the successors and permitted assigns of such Lenders.

“Termination Date” means June 25, 2002, unless such date is otherwise extended pursuant to Section 2.05.

2.03.    Financial Condition.    Section 4.05 of the Credit Agreement shall be amended to read in its entirety as follows:

SECTION 4.05.  Financial Information.

(a) The consolidated balance sheet of the Parent and its Subsidiaries, as of December 31, 2000, and the related statements of income and cash flows for the Fiscal Year then ended, reported on by independent public accountants of nationally recognized standing, and the unaudited consolidated balance sheet of the Parent and its Subsidiaries, as of March 31, 2001, and the related statements of income and cash flows for the Fiscal Quarter then ended (copies of each which have been delivered to the Lenders), fairly present, in conformity with GAAP, subject to normal year-end adjustments and the absence of footnotes, the consolidated financial position of the Parent and its Subsidiaries, as of such dates, and of their results of operations and cash flows for such periods stated.

(b)  Since December 31, 2000, there has occurred no event which has had, or could reasonably be expected to have, a Material Adverse Effect.

2.04.    Commitments of Lenders.    Schedule 1.01A to the Credit Agreement shall be amended to read in its entirety as set forth on Schedule 1.01A hereto.

2.05.    Notice and Lending Offices of Lenders.    Schedule 1.01B to the Credit Agreement shall be amended to read in its entirety as set forth on Schedule 1.01B hereto.

2.06    Applicable Percentage. The table set forth in the definition of “Applicable Percentage” in the Credit Agreement is hereby deleted and replaced in its entirety with the table set forth on Schedule 2.06 hereto.

Section 3.    Representations and Warranties.    The Borrower and the Parent each represent and warrant to the Lenders and the Administrative Agent that:

(a) the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to “this Agreement” includes reference to this Amendment; and

(b) no Default or Event of Default has occurred and is continuing on the date hereof.

Section 4.    Conditions Precedent.    As provided in Section 2 above, the amendments to the Credit Agreement set forth in Section 2 shall become effective as of the date hereof, upon the satisfaction of the following conditions precedent:

4.01.    Execution by All Parties.    This Amendment shall have been executed and delivered by each of the parties hereto.

4.02.    Documents.    The Administrative Agent shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:

(a)    Corporate Documents.    All documents which the Administrative Agent and the Lenders may reasonably request relating to the existence of the Borrower and the Parent, the corporate authority for and the validity of this Amendment, the Loan Documents as amended hereby, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent and the Lenders, including without limitation a certificate of incumbency of each of the Borrower and the Parent, signed by the respective Secretary or an Assistant Secretary of the Borrower and the Parent, certifying as to the names, true signatures and incumbency of the officer or officers authorized to execute and deliver this Amendment and each other document to be executed, delivered by the Borrower and/or the Parent, as applicable, from time to time in connection with the Credit Agreement as amended hereby, and certified copies of the following items: (i) the Borrower’s and the Parent’s Articles of Incorporation (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Credit Agreement), (ii) the Borrower’s and the Parent’s By-laws (or, in the alternative, a certification that none of such documents have been modified since delivery thereof in connection with the execution and delivery of the Credit Agreement), (iii) certificates of the Secretary of State of the Delaware as to the existence of the Borrower and the Parent as Delaware corporations, and (iv) the resolutions adopted by the Board of Directors of the Borrower and the Parent authorizing the Borrower’s and the Parent’s execution, delivery and performance of this Amendment and each other document to be executed, delivered and performed by the Borrower and/or the Parent, as applicable, from time to time in connection with the Credit Agreement as amended hereby.

(b)    Opinion of Counsel to the Company.    An opinion of Dechert Price and Rhoads, counsel to the Borrower and the Parent, and an opinion of W. Timothy Pohl, Esq., General Counsel to the Borrower and the Parent, each in form and substance satisfactory to the Administrative Agent and the Lenders.

(c)  Other Documents.    Such other documents, approvals and opinions as the Administrative Agent and the Lenders may reasonably request.

4.03.    Fees.    Receipt by the Administrative Agent (for its own account and the account of the Lenders, as applicable) of all fees required to be received in connection with this Amendment.

Section 5.    Lenders not Original Lenders under the Credit Agreement.

5.01    Bound by Execution.    Subject to the satisfaction of the conditions precedent specified in Section 4 above, but effective as of the date hereof, each of the Lenders hereunder that was not an Original Lender, by its execution of the Amendment, is a party to the Credit Agreement and has all rights and obligations of a Lender thereunder.

5.02    Confirmation of Receipt.    Each of the Lenders hereunder that was not a Original Lender, (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statement referred to in Section 4.05(a) and (b) and Section 5.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (iv) agrees that it will perform in accordance with their terms all of the obligations that attaches any U.S. Internal Revenue Service or other forms required under Section 2.05 of the Credit Agreement

6.    Expenses.    The Borrower shall pay (i) all out-of-pocket expenses of the Administrative Agent (including reasonable fees and disbursements of counsel for the Administrative Agent) in connection with the preparation of this Amendment and any other instruments or documents to be delivered hereunder, any waiver or consent hereunder or thereunder or any amendment hereof or thereof or any Default hereunder or thereunder, and (ii) if an Event of Default occurs, all out-of-pocket expenses incurred by the Administrative Agent and each of the Lenders, including fees and disbursements of counsel of the Administrative Agent and each Lender, in connection with such Event of Default and collection and other enforcement proceedings resulting therefrom, including out-of-pocket expenses incurred in enforcing the Credit Agreement as amended by this Amendment, and the other Loan Documents.

Section 7.    Miscellaneous.    Except as herein provided, the Credit Agreement and all other Loan Documents shall remain unchanged and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. This Amendment shall be governed by, and construed in accordance with, the law of the State of North Carolina.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER:

AMERICAN WATER CAPITAL CORP.

By:	/s/ Joseph F. Hartnett, Jr.
Name: Joseph F. Hartnett, Jr. Title: Vice President and Treasurer

Address for Notices: 1025 Laurel Oak Road Voorhees, NJ 08043 Attention: Treasurer Telecopy number: 856.346.8363

PARENT:

AMERICAN WATER WORKS COMPANY, INC.

By:	/s/ Ellen C. Wolf
Name: Ellen C. Wolf Title: Vice President and Chief Financial Officer

Address for Notices: 1025 Laurel Oak Road Voorhees, NJ 08043 Attention: Treasurer Telecopy number: 856.346.8363

Signature Page
to
Amendment No. 1
to 364-Day Credit Agreement
(American Water Capital Corp.)

FIRST UNION NATIONAL BANK, as
Administrative Agent, Swing Line Bank and a Lender

By:	/s/ Joe K. Dancy
Name: Joe K. Dancy Title: Vice President

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

MELLON BANK, N.A., as Documentation
Agent and Lender

By:	/s/ J. Wade Bell
Name: J. Wade Bell Title: Vice President

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

FLEET NATIONAL BANK

By:	/s/ Suresh V. Chivukula
Name: Suresh V. Chivukula Title: Managing Director

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

THE NORINCHUKIN BANK, NEW YORK BRANCH

By:	/s/ Yoshiro Niiro
Name: Yoshiro Niiro Title: General Manager

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Robert J. Giannone
Name: Robert J. Giannone Title: Vice President

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

BANK ONE, N.A.

By:	/s/ Kenneth J. Bauer
Name: Kenneth J. Bauer Title: Director, Capital Markets

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

CREDIT SUISSE FIRST BOSTON

By:	/s/ Andrea E. Shkane	Karl M. Studer
	Name: Andrea E. Shkane Title:Vice President	Karl M. Studer Director

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

NATIONAL CITY BANK OF INDIANA

By:	/s/ Tracey J. Venable
Name: Tracey J. Venable Title: Vice President

Signature Page
to
Amendment No. 1
To
364-Day Credit Agreement
(American Water Capital Corp.)

BRANCH BANKING AND TRUST COMPANY

By:	/s/ J. Mark Bias
Name: J. Mark Bias Title: Senior Vice President—Corporate Banker

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

THE CHASE MANHATTAN BANK

By:	/s/ Wing Lee-Ong
Name: Wing Lee-Ong Title: Vice President

Signature Page
to
Amendment No. 1
to
364-Day Credit Agreement
(American Water Capital Corp.)

SCHEDULE 1.01A
COMMITMENTS OF LENDERS

LENDER	COMMITMENT	INITIAL PRO RATA PERCENTAGE	SWING LINE COMMITMENT

First Union National Bank	$71,250,000	23.50%	$20,000,000

Mellon Bank, N.A.	$71,250,000	18.00%	N/A

Fleet National Bank	$65,000,000		N/A

The Norinchukin Bank New York Branch	$65,000,000	13.00%	N/A

PNC Bank, National Association	$55,000,000	11.00%	N/A

Bank One, N.A.	$45,000,000	9.00%	N/A

Credit Suisse First Boston	$45,000,000	9.00%	N/A

National City Bank of Indiana	$37,500,000	7.50%	N/A

Branch Banking and Trust Company	$22,500,000	4.50%	N/A

The Chase Manhattan Bank	$22,500,000	4.50%	N/A

TOTAL	$500,000,000	100%	$20,000,000

SCHEDULE 1.01B
NOTICE AND LENDING OFFICES OF LENDERS

LENDER	NOTICE AND DOMESTIC LENDING OFFICE	LIBOR LENDING OFFICE

First Union National Bank	One First Union Center 201 South College Street Charlotte, North Carolina 28288-0680 Attn: Agency Services Telephone: (704) 383-6591 Facsimile: (704) 383-0835	One First Union Center 201 South College Street Charlotte, North Carolina 28288-0680 Attn: Agency Services Telephone: (704) 383-6591 Facsimile: (704) 383-0835

With a copy of Notices to: First Union Securities, Inc.

Structuring & Underwriting – Utilities 301 South College Street, DC-5 Charlotte, North Carolina 28288-0251 Attn: Joe K. Dancy Telephone: (704) 383-4748 Facsimile: (704) 383-6670

Mellon Bank, N.A.	3 Mellon Bank Center 12th Floor – 153-1203 Pittsburgh, Pennsylvania 15259 Attn: Sannford Richards Telephone: (412) 234-8285 Facsimile: (412) 209-6118	3 Mellon Bank Center 12th Floor – 153-1203 Pittsburgh, Pennsylvania 15259 Attn: Sannford Richards Telephone: (412) 234-8285 Facsimile: (412) 209-6118

Fleet National Bank	1 Federal Street Boston Massachusetts 02110 MA OF DO7K Attn: Francia Castillo Telephone: (617) 346-0626 Facsimile: (617) 346-0595	1 Federal Street Boston, Massachusetts 02110 MA OF DO7K Attn: Francia Castillo Telephone: (617) 346-0626 Facsimile: (617) 346-0595

LENDER	NOTICE AND DOMESTIC LENDING OFFICE	LIBOR LENDING OFFICE

The Norinchukin Bank, New York Branch
245 Park Avenue, 29th Floor
New York, New York 10167
Attn: Junya Morishita
Vice President
(Primary)
Katsuyoshi Yamaguchi
Vice President & Manager
(Backup)
Telephone: (212) 808-4195
Facsimile: (212) 697-5754
(Primary)
(212) 697-6853
(Backup)

245 Park Avenue, 29th Floor
New York, New York 10167
Attn: Junya Morishita
Vice President
(Primary)
Katsuyoshi Yamaguchi
Vice President & Manager
(Backup)
Telephone: (212) 808-4195
Facsimile: (212) 697-5754
(Primary)
(212) 697-6853
(Backup)

PNC Bank, National Association	1600 Market Street 22nd Floor Philadelphia, Pennsylvania 19103 Attn: Colleen M. Ruiz Telephone: (215) 585-6086 Facsimile: (215) 585-6987	1600 Market Street 22nd Floor Philadelphia, Pennsylvania 19103 Attn: Colleen M. Ruiz Telephone: (215) 585-6086 Facsimile: (215) 585-6987

Bank One, N.A.	1 Bank One Plaza Suite 0634 Chicago, Illinois 60670 Attn: Torin Johnson Telephone: (312) 732-8573 Facsimile: (312) 732-4840	1 Bank One Plaza Suite 0634 Chicago, Illinois 60670 Attn: Torin Johnson Telephone: (312) 732-8573 Facsimile: (312) 732-4840

Credit Suisse First Boston	Attn: Steven Kao Telephone: (212) 325-9153 Facsimile: (212) 325-8309

National City Bank of Indiana	One National City Center Suite 200E Indianapolis, Indiana 46255 Attn: Tracey Venable Telephone: (317) 267-7066 Facsimile: (317) 267-8899	One National City Center Suite 200E Indianapolis, Indiana 46255 Attn: Tracey Venable Telephone: (317) 267-7066 Facsimile: (317) 267-8899

LENDER	NOTICE AND DOMESTIC LENDING OFFICE	LIBOR LENDING OFFICE

Branch Banking and Trust Company
300 Summers Street
Charleston, West Virginia
25326
Attn: Mark Bias, Sr. Vice
President, Corporate
Banker
Telephone: (304) 348-7368
Facsimile: (304) 348-7250
(Primary)
110 South Stratford Road
Winston-Salem North Carolina
27113

300 Summers Street Charleston, West Virginia
25326
Attn: Mark Bias, Sr. Vice
President, Corporate
Banker
Telephone: (304) 348-7368
Facsimile: (304) 348-7250
(Primary)
110 South Stratford Road
Winston-Salem North Carolina
27113

	Attn: Thatcher Tonwsend Senior Vice President Corporate Accounts Telephone: (336) 733-3245 Facsimile: (336) 733-3254 (Backup)	Attn: Thatcher Tonwsend Senior Vice President Corporate Accounts Telephone: (336) 733-3245 Facsimile: (336) 733-3254 (Backup)

The Chase Manhattan Bank	One Riverfront Plaza 2nd Floor Newark, New Jersey 07102 Attn: Wing Lee-Ong (Primary) Robert Stanchak (Backup) Telephone: (973) 353-6165 (Primary) (973) 353-6160 (Backup) Facsimile: (973) 353-6158	One Riverfront Plaza 2nd Floor Newark, New Jersey 07102 Attn: Wing Lee-Ong (Primary) Robert Stanchak (Backup) Telephone: (973) 353-6165 (Primary) (973) 353-6160 (Backup) Facsimile: (973) 353-6158

SCHEDULE 2.06
APPLICABLE PERCENTAGE TABLE

Senior Unsecured LTD Ratings	Applicable LIBOR Rate Margin	Applicable Facility Fee	Applicable Swing Line Margin	Applicable Utilization Fee

(S&P/Moody’s)

Level 1 at least A+/A1	0.275%	0.075%	0.475%	0.125%

Level 2 less than A+/A1; at least A/A2	0.315%	0.085%	0.515%	0.125%

Level 3 less than A/A2; at least A-/A3	0.400%	0.100%	0.575%	0.125%

Level 4 less than A-/A3; at least BBB+/Baa1	0.500%	0.125%	0.650%	0.125%

Level 5 less than BBB+/Baa1; at least BBB/Baa2	0.600%	0.150%	0.725%	0.125%

Level 6 less than BBB/Baa2	0.700%	0.175%	0.875%	0.25%